UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on July 17, 2020, on July 13, 2020, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) entered into an asset purchase and contribution agreement with Newnan Imports, Inc., a Georgia corporation (“Newnan”) and Walt Gutierrez, an individual resident of Georgia (“Gutierrez”), to acquire an interest in certain of Newnan’s assets related to its ownership and operation of a franchised Toyota motor vehicle dealership located at 2 Herring Road, Newnan, Georgia 30265 (the “Dealership”). On December 18, 2020, the Company and Gutierrez agreed to terminate the APA in accordance with its terms. The Company did not incur any material termination penalties pursuant to such termination.

The description of the APA and the transactions contemplated thereby are incorporated by reference to the Company’s Current Report on Form 8-K filed on July 17, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting (the “Meeting”) of the stockholders LMP Automotive Holdings, Inc. (the “Company”) was held on December 21, 2020. As of November 17, 2020, the record date for the Meeting, 10,022,002 shares of common stock of the Company (“Common Stock”) were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected William “Billy” Cohen to the Company’s Board of Directors, to hold office until the 2023 annual meeting of stockholders or until his successor shall have been duly elected or appointed and qualify, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED
6,077,004	79,792	0

Proposal No. 2

The Company’s stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED
6,154,957	522	1,317

Proposal No. 3

The Company’s stockholders approved a proposal to amend the certificate of incorporation of the Company (the “Charter”) to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 29,000,000 shares and the number of authorized shares of preferred stock from 20,000,000 to 1,000,000, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED
6,150,358	2,151	4,287

Proposal No. 4

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company, based upon the following vote:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED
6,133,510	14,429	8,857

Proposal No. 5

The Company’s stockholders rejected an amendment to the Company’s Bylaws to reduce the required stockholder vote threshold for the removal of a member of the Company’s board of directors from 66.66% to 50.01%, based upon the following vote:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED
6,138,492	11,487	6,817

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with Proposal No. 3 at the Company’s annual meeting of stockholders, referenced above, on December 23, 2020, the Charter was amended as set forth in Exhibit 3.1 attached hereto and is incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation of LMP Automotive Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
Name: Sam Tawfik
Title: Chief Executive Officer

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